UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12
INVESCO VAN KAMPEN EXCHANGE FUND
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

Proxy Voting Information
August 2, 2013 at 2:00 p.m. Eastern Daylight Time Shareholder Meeting
Proxy statements were mailed on or about June 26, 2013 to shareholders of record as of the close of business on June 5, 2013 for the funds listed below. The purpose of the proxy statement is to approve the election of certain trustees. The proxy statement contains disclosure information about the proposal for which votes or voting instructions have been solicited. You can also access your Fund’s proxy statement, common questions regarding your Fund’s proposal, and annual report by clicking on the fund name listed below.
[Drop down box with the funds listed below]
Invesco Advantage Municipal Income Trust II
Invesco Bond Fund
Invesco California Value Municipal Income Trust
Invesco Dynamic Credit Opportunities Fund
Invesco High Income Trust II
Invesco Municipal Opportunity Trust
Invesco Municipal Trust
Invesco Pennsylvania Value Municipal Income Trust
Invesco Senior Income Trust
Invesco Trust for Investment Grade Municipals
Invesco Trust for Investment Grade New York Municipals
Invesco Van Kampen Exchange Fund
August 8, 2013 at 1:00 p.m. Eastern Daylight Time Shareholder Meeting
Proxy statements were mailed on or about June 24, 2013 to shareholders of record as of the close of business on May 17, 2013 for the funds listed below. The purpose of the proxy statement is to approve the election of certain trustees. The proxy statement contains disclosure information about the proposal for which votes or voting instructions have been solicited. You can also access your Fund’s proxy statement, common questions regarding your Fund’s proposal, and annual report by clicking on the fund name listed below.
[Drop down box with the funds listed below]
Invesco Municipal Income Opportunities Trust
Invesco Quality Municipal Income Trust
Invesco Value Municipal Income Trust
How to vote
You may cast your vote by any of the following methods. However you choose to vote, it is important that you vote now to save the expense of additional solicitations.

By Internet	You may vote your shares at www.proxy-direct.com. Additionally, if your shares are held through a broker, you may vote your shares at www.proxyvote.com.	By Telephone	Call the toll-free number listed on your proxy card. Enter the control number listed on the proxy card and follow the recorded instructions.

Enter the control number listed on the proxy card you received in the mail and follow the instructions on the web site.

By Mail	Complete and sign the proxy card and return it in the postage-paid envelope provided in the shareholder mailing.	In Person	Please notify Invesco at 1.800.952.3502 if you plan to attend any of the shareholder meetings.
If you have any questions...
If you have questions on any of the proxy statements or the voting process, please contact your financial consultant or call Invesco toll-free at 1.800.341.2929, Option 2, any business day between 8:00 a.m. and 5:00 p.m. CT.
If we have not received your proxy card after a reasonable amount of time, a representative from our proxy solicitation firm, Computershare Fund Services, may contact you to remind you to exercise your right to vote.

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Proxy Information by Fund
August 2, 2013 at 2:00 p.m. Eastern Daylight Time Shareholder Meeting
Invesco Advantage Municipal Income Trust II
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)
3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.
Additional fund materials:
•	Annual Report
Invesco Bond Fund
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.
Additional fund materials:
•	Annual Report
Invesco California Value Municipal Income Trust
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:
•	Annual Report
Invesco Dynamic Credit Opportunities Fund
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.
Additional fund materials:
•	Annual Report
Invesco High Income Trust II
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.
Additional fund materials:
•	Annual Report
Invesco Municipal Opportunity Trust
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:
•	Annual Report
Invesco Municipal Trust
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.
Additional fund materials:
•	Annual Report
Invesco Pennsylvania Value Municipal Income Trust
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.
Additional fund materials:
•	Annual Report
Invesco Senior Income Trust
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:
•	Annual Report
Invesco Trust for Investment Grade Municipals
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.
Additional fund materials:
•	Annual Report
Invesco Trust for Investment Grade New York Municipals
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.
Additional fund materials:
•	Annual Report
Invesco Van Kampen Exchange Fund
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.

Additional fund materials:
•	Annual Report
August 8, 2013 at 1:00 p.m. Eastern Daylight Time Shareholder Meeting
Invesco Municipal Income Opportunities Trust
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.
Additional fund materials:
•	Annual Report
Invesco Quality Municipal Income Trust
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.
Additional fund materials:
•	Annual Report
Invesco Value Municipal Income Trust
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may cast your vote by visiting the Website listed on your proxy card. Have your proxy card in hand and follow the instructions given on the Website.
Additional fund materials:
•	Annual Report

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QUESTIONS & ANSWERS FOR:
Invesco Van Kampen Exchange Fund
We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.
HOW DO I VOTE?
Voting may take place in the following ways:
•	You may vote your shares at www.proxy-direct.com. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•	You may call in your vote to a 24-hour automated system at 1-800-337-3503. You will need the control number from your proxy card to vote by telephone. For questions or to vote through a customer service representative you may call 1-800-341-2929; you will be asked to verify your identity by providing certain information such as your current address and ZIP code.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with this proxy statement.

•	If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.
WHAT ARE THE PROPOSALS BEING PRESENTED AT THE SHAREHOLDER MEETING AND WHAT AM I BEING ASKED TO VOTE ON?
•	To elect eight Managing General Partners, each to serve until the next annual meeting of Partners or until a successor is elected and qualified.

•	To change the Fund’s name to “Invesco Exchange Fund.”
HOW DOES THE BOARD RECOMMEND THAT I VOTE?
The Board recommends that you vote FOR ALL of the nominees for Managing General Partner listed in the Proxy Statement and FOR the change of the Fund’s name to “Invesco Exchange Fund.”
WHY SHOULD I VOTE?
Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the August 2, 2013 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.
WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?
We have hired Computershare Fund Services as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?
The Web proxy voting system offered by proxy-direct.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:
•	Secure Sockets Layer (SSL) – A security measure that encrypts all information that travels between the proxy-direct.com Web server and the shareholder’s computer.

•	Control Number – Each shareholder is required to enter his or her control number. Proxy-direct.com verifies the number and presents the holder with the proxy card.

•	Firewall – To protect the confidentiality of your account records, proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.
HOW DO I SIGN THE PROXY CARD?
The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.
Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card.
All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer’s position with the entity.
WHAT IS THE DEADLINE FOR VOTING?
All votes must be received before or at the shareholder meeting, which will be held on August 2, 2013 at 2:00 p.m. Eastern Daylight Time.
WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSAL?
Further details about the proposal can be found in the proxy statement.

Thank you for calling Invesco.
If you have questions regarding the Invesco Retail Funds Shareholder Meeting Press 1.
If you plan to attend the Invesco Retail Funds Shareholder Meeting Press 2.
If you plan to attend the PowerShares Shareholder Meeting Press 3.
If you have questions regarding the Shareholder Meeting to be held on August 2, 2013 Press 4.
If you plan to attend the Shareholder Meeting to be held on August 2, 2013 Press 5.
If you have questions regarding the Shareholder Meeting to be held on August 8, 2013 Press 6.
If you plan to attend the Shareholder Meeting to be held on August 8, 2013 Press 7.

OPTION 1	Thank you for calling Invesco. You are now being routed to the client services phone queue. [Internal note they will be routed to ext. 5200]

OPTION 2	Thank you for planning to attend the upcoming Joint Special Meeting of Shareholders for the Invesco Retail Funds which has been adjourned until 10:00 a.m. Central Time on July 2, 2013.

Please press 1 then state your full name and the number of persons that will be attending the meeting.

Again thank you for calling Invesco.

OPTION 3	Thank you for planning to attend the upcoming Shareholder Meeting for PowerShares which has been adjourned until 10:00 a.m. Central Time on July 24, 2013.

Please press 1 then state your full name and the number of persons that will be attending the meeting.

Again thank you for calling PowerShares.

OPTION 4	Thank you for calling Invesco. You are now being routed to the client services phone queue. [Internal note they will be routed to 1-800-341-2929]

OPTION 5	Thank you for planning to attend the upcoming Joint Meeting of Shareholders which is currently scheduled for 2:00 p.m. Eastern Daylight Time on August 2, 2013.

Please press 1 then state your full name and the number of persons that will be attending the meeting.

Again thank you for calling Invesco.

OPTION 6	Thank you for calling Invesco. You are now being routed to the client services phone queue. [Internal note they will be routed to 1-800-341-2929]

OPTION 7	Thank you for planning to attend the upcoming Joint Meeting of Shareholders which is currently scheduled for 1:00 p.m. Eastern Daylight Time on August 8, 2013.

Please press 1 then state your full name and the number of persons that will be attending the meeting.

Again thank you for calling Invesco.